EXECUTION COPY





                               LOEWS CORPORATION
                               -----------------

                            (a Delaware corporation)

                                 $300,000,000
                              6 3/4 % Senior Notes
                              Due December 15, 2006

                             UNDERWRITING AGREEMENT

                                                                December 4, 1996


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Merrill Lynch World Headquarters
North Tower, 23rd Floor
World Financial Center
New York, New York 10281

Ladies and Gentlemen:

     Loews Corporation, a Delaware corporation (the "Company"), proposes to sell
                                                     -------
to the underwriters named in Schedule II hereto (the "Underwriters"), for whom
                          -----------                 ------------
you are acting as representative (the "Representative"), the principal amount of
                                       --------------
its securities identified in Schedule I hereto (the "Securities"), to be issued
                             ----------              ----------
under an indenture dated as of March 1, 1986, between the Company and The Chase Manhattan Bank (National Association), as trustee (the "Trustee"), as
                                                        -------
supplemented by a supplemental indenture, dated March 30, 1993, between the Company and the Trustee (the "Supplemental Indenture") (the Indenture, as
                              ----------------------
supplemented by the supplemental indenture, is referred to as the "Indenture").
                                                                   ---------
If the firm or firms listed in Schedule II hereto include only the firm or firms
                               -----------
listed in Schedule I hereto, then the terms "Underwriters" and
          ----------                         ------------
"Representative", as used herein, shall each be deemed to refer to such firm or
 --------------
firms.

1.  Representations and Warranties.  The Company represents and warrants to, and
    ------------------------------
agrees with, each Underwriter that:

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the
                                           ---
          Securities and Exchange Commission (the

          "Commission") a registration statement on such Form (the file number
           ----------
          of which is set forth in Schedule I hereto), which has become effective, for the registration under the Act of the Securities.
          ----------
          Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement";
                                                 ----------------------
          such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such
                                               ----------------
          supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final
                                                                     -----
          Prospectus".  Any preliminary form of the Final Prospectus which
           ----------
          has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus". Any reference herein to
                ----------------------------
          the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this
                            ------------
          Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; except that, if any revised Basic Prospectus, Preliminary Final Prospectus or the Final Prospectus, as the case may be, shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Act Regulations), the terms "Basic Prospectus", "Preliminary Final Prospectus" or "Final Prospectus," as the case may be, shall refer to such revised "Basic Prospectus," "Preliminary Final Prospectus" or "Final Prospectus" from and after the time it is first provided to the Underwriters for such use. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, unless otherwise expressly provided therein, shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

               (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) (unless the term "Basic Prospectus," "Preliminary Final Prospectus" or "Final Prospectus", as the case may be, refers to a "Basic Prospectus", "Preliminary Final Prospectus" or "Final Prospectus", as the case may be, which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture
                                                            ---------------
           Act") and the Exchange Act and the respective rules thereunder and
           ---
          (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or
           --------  -------
          warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

               (c) The documents incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 under the Act, at the date hereof and the Closing Date, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"); and any documents
                           ------------------------
          deemed to be incorporated by reference in the Prospectus as of the date hereof and the Closing Date, comply in all respects with the requirements of the Exchange Act and the Exchange Act Regulations.

               (d) Each of this Agreement and the Indenture are substantially in the form filed as an exhibit to the Registration Statement at the time the Registration Statement became effective (other than insofar as the Indenture has been modified by the Supplemental Indenture), and, have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, relating to creditors' rights generally, (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (C) no representation is given as to the enforceability of indemnification and contribution provisions of the Underwriting Agreement.

               (e) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries, taken as a whole.

               (f) The execution and delivery of this Agreement and the Indenture, the filing of the Registration Statement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, which, in the aggregate, could reasonably be expected to be material and adverse to the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree.

               (g) Other than as disclosed in the Registration Statement or the Final Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus, or which might materially and adversely affect the properties or assets thereof or which is reasonably likely to materially and adversely affect the consummation of this Agreement and the Indenture.

               (h) The Company and its subsidiaries possess all licenses, certificates, authorities or permits issued by the appropriate governmental or regulatory agencies or bodies necessary to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted and which are material to the Company and its subsidiaries considered as one enterprise.

               (i) Prior to the Closing Date, the sale and issuance of the Securities will have been duly authorized by the Company; and, when executed, authenticated, issued and delivered in the manner provided for in the Indenture against payment therefor in accordance with this Agreement, the Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, relating to creditors' rights generally, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (j) The Company is not now, and upon the sale of the Securities to be sold by it hereunder and application of the net proceeds from such sale as described in the Final Prospectus under "Use of Proceeds" will not be, an

          "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.  Purchase and Sale.  Subject to the terms and conditions and in reliance
         -----------------
upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such
----------
Underwriter's name in Schedule II hereto, except that, if Schedule I hereto
                      -----------                         ----------
provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective
                                      -----------
amounts of Contract Securities (as hereinafter defined) determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to
            ------------------------
Delayed Delivery Contracts as hereinafter provided are herein called "Contract
                                                                      --------
Securities".
----------

     If so provided in Schedule I hereto, the Underwriters are authorized to
                       ----------
solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of
                     --------------------------
Schedule III hereto but with such changes therein as the Company may authorize
------------
or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representative, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed
----------
Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of
                                                                  ---------
Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility
         ----------
in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same
   -----------
proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount of Securities set forth in Schedule II hereto,
                                                          -----------
except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however,
                                                      --------  -------
that, subject to Section 9 hereof, the total principal amount of Securities to
                 ---------
be purchased by all Underwriters shall be the aggregate principal amount of Securities set forth in Schedule II hereto less the aggregate principal amount
                        -----------
of Contract Securities.

     3.  Delivery and Payment.  Delivery of and payment for the Underwriters'
         --------------------
Securities shall be made at the office, on the date and at the time specified in
Schedule I hereto (or such later date not later than five business days after
----------
such specified date as the Representative shall designate), which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the
            ---------
Underwriters' Securities being herein called the "Closing Date").  Delivery of
                                                  ------------
the Underwriters' Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representative may request not less than two full business days in advance of the Closing Date.

     The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

     4.  Agreements.  (a)  The Company agrees with the several Underwriters
         ----------
that:

             (i) Until the earlier of (X) the termination of the offering of the Securities, and (Y) six months from the date of this Agreement, the Company will not file any amendment (other than amendments resulting from the filing of the documents incorporated by reference pursuant to
        Item 12 of Form S-3 under the Act) of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424. The Company will promptly advise the Representative (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) when any amendment to the Registration Statement relating to the Securities shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

             (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which, the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a)(i) of this
                                                     ----------------
        Section 4, an amendment or supplement which will correct such statement
        ---------
        or omission or an amendment which will effect such compliance.

             (iii) The Company will make generally available to its security holders and to the Representative not later than 90 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of
        Section 11(a) of the Act and Rule 158 under the Act.

             (iv) The Company will furnish to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto), and each amendment to the Registration Statement which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

             (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, the Company
                                                 --------  -------
        shall not be obligated to file any general consent to service of process under the laws of any such jurisdiction, subject itself to taxation as doing business in any such jurisdiction, or qualify to do business as a foreign corporation in any such jurisdiction. The Company will pay all expenses (including fees and disbursements of counsel) in connection with such qualification (such expenses, fees and disbursements not to exceed in the aggregate $5,000).

             (vi) The Company, during the period when the Final Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to
        Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

             (vii) Between the date hereof and the Closing Date, the Company will not, without the prior consent of the Representative, offer or sell, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year, including additional Securities.

     (b) The Underwriters agrees to notify the Company promptly upon completion by it of the sale of the Securities.

     5.  Payment of Expenses.  The Company will pay all expenses incident to the
         -------------------
performance of its obligations under this Agreement, including (a) the preparation, printing, filing and mailing of the Registration Statement as originally filed and of each amendment thereto; (b) the printing of this Agreement, the Indenture and any Blue Sky and legal investment surveys and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (c) the preparation, issuance, and delivery to the Underwriters of the certificates for the

Securities; (d) the fees and disbursements of the Company's counsel and accountants; (e) the qualification of the Securities under state securities laws in accordance with this Agreement, including filing fees and the fee and disbursements of your counsel in connection therewith and in connection with the preparation of the Blue Sky and legal investment surveys in accordance with
Section 4(a)(v); (f) the printing and delivery to you of copies of the
---------------
Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto; (g) the costs of preparing the Securities; (h) the fees, if any, of the National Association of Securities Dealers, Inc.; (i) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture; (j) if the Company determines to request rating of the Securities by particular rating agencies, any fees payable in connection with such rating of the Securities by such rating agencies; and
(k) the fees and expenses incurred in connection with the listing of the Securities.

     6.  Conditions to the Obligations of the Underwriters.  The obligations of
         -------------------------------------------------
the Underwriters to purchase the Underwriter's Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 5:00 p.m., New York City time, on the second business day following the date hereof.

          (b) The Company shall have furnished to the Representative the opinion of Barry Hirsch, General Counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business where the failure to be so qualified would materially and adversely affect the business or properties of the Company and its subsidiaries taken as a whole;

             (ii)  each subsidiary (each a "Subsidiary") of the Company listed
                                            ----------
        in Exhibit No. 21 to the Form 10-K annual report of the Company filed with the Commission under Section 13 of the 1934 Act for the most recent fiscal year ended which is a "significant subsidiary" as defined in Rule 405 of the regulations under the Act has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business where the failure to be so qualified would materially and adversely affect the business or properties of the Company and its subsidiaries taken as a whole;

             (iii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

             (iv) the Securities conform to the description thereof contained in the Final Prospectus;

             (v) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriter's Securities, or delivered to and paid for by the purchasers pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

             (vi) there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters in all material respects;

             (vii) the Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective and at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented, as of its date and as of the date hereof, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             (viii) this Agreement has been and any Delayed Delivery Contracts, when executed, will have been duly authorized, executed and delivered by the Company;

             (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein or in the Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

             (x) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

             (xi) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

             (xii) The Company is not now, and upon the sale of the Securities to be sold by it hereunder and application of the net proceeds from such sale as described in the Final Prospectus under "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the corporate laws of the State of

Delaware and the laws of the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

     (c) The Representative shall have received from Mayer, Brown & Platt, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (d) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board, the President or Executive Vice President, and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 1996, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Final Prospectus.

     (e) At the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative a letter or letters (which may refer to letters previously delivered to the Representative), dated as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

          (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (ii) on the basis of a reading of the amounts included or incorporated in the Registration Statement and the Final Prospectus in response to Item 301 of Regulation S-K and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements incorporated in the Registration Statement and the Final Prospectus, nothing came to their attention which caused them to believe that:

          (1) the amounts in the unaudited Selected Consolidated Financial Data and Capitalization, if any, included in the Registration Statement and the Final Prospectus and the amounts included or incorporated in the Registration Statement and the Final Prospectus in response to Item 301 of Regulation S-K, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

          (2) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not stated (except as permitted by Form 10-Q) in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; or

          (3) with respect to the period subsequent to the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total revenues, or in total or per share amounts of income before income taxes or of net income, of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; and

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 6, and 7 of the Company's annual report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's quarterly reports on Form 10-Q or in any Form 8-K, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

     References to the Registration Statement and the Final Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of
-------------
the letter.

     In addition, except as provided in Schedule I hereto, at the time this
                                        ----------
Agreement is executed, Deloitte & Touche LLP shall have furnished to the Representative a letter or letters, dated the date of this Agreement, in form and substance satisfactory to the Representative, to the effect set forth above.

          (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change,
                            -------------         ---------
     or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the
                                       ----------    ----
     judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

          (g) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

          (h) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

     If any of the conditions specified in this Section 6 shall not have been
                                                ---------
fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.

     7.  Reimbursement of Underwriters' Expenses.  If the sale of the Securities
         ---------------------------------------
provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, or because of the termination of this Agreement under Section 10, the Company will reimburse the Underwriters
                ----------
severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities; such obligation of the Company to reimburse the Underwriters shall serve as the exclusive remedy of the Underwriters with respect to the Company.

     8.  Indemnification and Contribution.  (a)  The Company agrees to indemnify
         --------------------------------
and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation thereof, (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented), and (iii) such indemnity with respect to the Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) with respect to the use of such Prospectus in any manner subsequent to the period during which the Act required the delivery thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company shall not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of judgment in any pending or threatened action, claim, litigation or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such action, claim, litigation or proceeding.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, under the heading "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed
   ----------
delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct.

     (c)  Promptly after receipt by an indemnified party under this Section 8 of
                                                                    ---------
notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof;
---------
but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified
     ---------
party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided,
                                                                      --------
however, that if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses
                                  ---------
subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representative in the case of paragraph (a) of
                                                                -------------
this Section 8, representing the indemnified parties under such paragraph (a)
     ---------                                                  -------------
who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in
         ----------    -----
respect of the counsel referred to in such clause (i) or (iii).
                                           ----------    -----

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
                                                           ------------
Section 8 is due in accordance with its terms but is for any reason held by a
---------
court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is
                                     ----------
responsible for the balance; provided, however, that (y) in no case shall any
                             --------  -------
Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an
                                         ---------
Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph (d). Any party
                                 ----------         -------------
entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be
-------------
sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
                                                                      ---------
(d).
---

     9.  Default by an Underwriter.  If any one or more Underwriters shall fail
         -------------------------
to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities
               -----------
set forth opposite the names of all the remaining Underwriters)
the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate
                    --------  -------
amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right
         -----------
to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period,
              ---------
not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10.  Termination.  This Agreement shall be subject to termination in the
          -----------
absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if after the date of this Agreement and prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Final Prospectus, (ii) there has occurred any outbreak of hostilities or material escalation thereof or other calamity or crisis the effect of which on the financial markets of the United States is such to make it, in the Underwriter's judgment, impracticable to market the Securities or to enforce contracts for the sale of the Securities, (iii) if trading in the Company's Common Stock shall have been suspended by the Commission, (iv) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum and maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, (v) a banking moratorium shall have been declared either by Federal or New York State authorities, or (vi) any downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

     11.  Representations and Indemnities to Survive.  The respective
          ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof,
                                                              ---------
and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8 and 9 hereof shall survive the termination or cancellation of this
----------  -     -
Agreement.

     12.  Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or
----------
confirmed telecopy at 667 Madison Avenue, New York, New York 10021, attention of the Corporate Secretary.

     13.  Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no
                                                     ---------
other person will have any right or obligation hereunder.

     14.  Applicable Law.  This Agreement will be governed by and construed in
          --------------
accordance with the laws of the State of New York.

     15.  Counterparts.  This Agreement may be signed in various counterparts
          ------------
which together shall constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Underwriter.

                                                 Very truly yours,

                                                 LOEWS CORPORATION



                                                 By:  /s/ Barry Hirsch
                                                      -----------------------



                                                  Its:  Senior Vice President
                                                        ---------------------


The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.
----------

By:  Merrill Lynch, Pierce Fenner & Smith,
     Incorporated


By:  /s/ James P. Kelley
     -------------------------------------

  Its: Associate
       -----------------------------------

For itself and the other
several Underwriters, if any,
named in Schedule II to the
         -----------
foregoing Agreement.

                              SCHEDULE I

Underwriting Agreement dated December 4, 1996

Registration Statement No. 33-60342

Representative:     MERRILL LYNCH & CO.
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
               Merrill Lynch World Headquarters
               North Tower, 23rd Floor
               World Financial Center
               New York, New York 10281

Title, Purchase Price and Description of Securities:

     Title: 6 3/4% Senior Notes due December 15, 2006

     Principal amount:  $300,000,000

     Settlement Date:  December 9, 1996

     Interest Payment Dates:  June 15 and December 15, commencing
                              June 15, 1997

     Net Proceeds to Company: $298,167,000, plus accrued interest from
                              December 9, 1996

     Issue Price: 100.000%

     Gross Spread: 0.611%

     Net Proceeds: 99.389%

     Maturity: December 15, 2006

     Form of Security: Global Security

     Debt Rating: A1/AA-(Moody's/S&P)

     Redemption: The Notes are not subject to redemption prior to maturity.

Delivery via: Depository Trust Company

Settlement: Same-day funds

Closing Date, Time and Location:
     December 9, 1996
                                  10:00 a.m.
                                  Mayer, Brown & Platt
                                  1675 Broadway, Suite 1900
                                  New York, New York  10019

Delayed Delivery Arrangements: None.

Modification of items to be covered by the letter from Deloitte & Touche delivered pursuant to Section 5(e) at the time this Agreement is executed:
None.

                                  SCHEDULE II


                                               Principal Amount
                                               of Securities to
Underwriters                                     be Purchased
------------                                   ----------------


Merrill Lynch, Pierce, Fenner & Smith,
            Incorporated . . . . . . .            $150,000,000
Donaldson, Lufkin & Jenrette
   Securities Corporation  . . . . . .             150,000,000



















     Total . . . . . . . . . . . . . .            $300,000,000
                                                  ------------